                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  -------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 2, 2005
                   ------------------------------------------

                                  CENVEO, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                       1-12551                 84-1250533
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)
                   ------------------------------------------

                            8310 S. VALLY HWY. #400
                                 ENGLEWOOD, CO
                    (Address of principal executive offices)

                                     80112
                                   (Zip Code)
                   ------------------------------------------

       Registrant's telephone number, including area code: (303) 790-8023
                   ------------------------------------------

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.


Please see the script of the company's investor conference call held May 2, 2005, attached hereto as Exhibit 99.1.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        Cenveo, Inc.
                                        ------------

                                        (Registrant)

                                        By: /s/ Michel P. Salbaing
                                            ---------------------------------
                                            Michel P. Salbaing
                                            Sr. Vice President and CFO and
                                            acting CEO

Date: May 2, 2005